                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:

/ / Preliminary Proxy Statement

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    14a-6(e)(2))
/X/ Definitive Proxy Statement
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/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  RMI.NET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/ No fee required.

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/ / Fee paid previously with preliminary materials.

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                                  RMI.NET, INC.
                        999 EIGHTEENTH STREET, SUITE 2201
                             DENVER, COLORADO 80202
                                 (303) 672-0700

                                  MAY 15, 2000

Dear Stockholder:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of RMI.NET, Inc. (the "Company"), which will be held on Thursday, June 15, 2000 at 10:00 a.m. (local time), at the Hotel Monaco, 1717 Champa Street, Denver, Colorado.

         At this meeting, you will be asked to vote, in person or by proxy, on the following matters:


         1. election of five directors to serve on the Board of Directors for a one-year term;

         2. the change of the name of the Company from RMI.NET, Inc. to "Internet Communications Company, Inc.," subject to completion of the proposed merger between the Company and Internet Communications Corp.;


         3.   adoption of the RMI.NET, Inc. 2000 Employees' Stock Option Plan;


         4.   adoption of the RMI.NET, Inc. Employees' Stock Purchase Plan;

         5. ratification of the appointment of Ernst & Young LLP as the Company's independent auditors; and

         6. any other business as may properly come before the meeting or any adjournments thereof.


The official Notice of Meeting, Proxy Statement, and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

         Regardless of your plans for attending in person, it is important that your shares be represented and voted at the 2000 Annual Meeting. Accordingly, you are urged to complete, sign, and mail the enclosed proxy card as soon as possible.

                                   Sincerely,

                                   /s/ DOUGLAS H. HANSON
                                   -----------------------------------
                                   Douglas H. Hanson

                                   Chairman, Chief Executive Officer,
                                     and President

                                  RMI.NET, INC.
                        999 EIGHTEENTH STREET, SUITE 2201
                             DENVER, COLORADO 80202
                                 (303) 672-0700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 15, 2000

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of RMI.NET, Inc. (the "Company") will be held on Thursday, June 15, 2000 at 10:00 a.m. (local time), at the Hotel Monaco, 1717 Champa Street, Denver, Colorado and any postponements and adjournments thereof, to consider and act upon the following proposals:


         1. To elect five directors to serve on the Board of Directors for a one-year term and until their successors are appointed or elected and duly qualified;

         2. To change the name of the Company from RMI.NET, Inc. to "Internet Communications Company, Inc.," subject to completion of the proposed merger between the Company and Internet Communications Corp.;


         3.   To adopt the RMI.NET, Inc. 2000 Employees' Stock Option Plan;


         4.   To adopt the RMI.NET, Inc. Employees' Stock Purchase Plan;

         5. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on April 28, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of the Company's stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days before the Annual Meeting at the Company's offices. All stockholders are cordially invited to attend the Annual Meeting.

                                    By Order of the Board of Directors

                                    /s/ CHRISTOPHER J. MELCHER
                                    ------------------------------------
                                    Christopher J. Melcher
                                    Corporate Secretary

Denver, Colorado
May 15, 2000

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                                  RMI.NET, INC.
                        999 EIGHTEENTH STREET, SUITE 2201
                             DENVER, COLORADO 80202

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 15, 2000


         This proxy statement contains information related to the Annual Meeting of Stockholders of RMI.NET, Inc. to be held on Thursday, June 15, 2000, beginning at 10:00 a.m. (local time) at Hotel Monaco, 1717 Champa Street, Denver, Colorado 80202 and at any postponements or adjournments thereof.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?


         Only stockholders of record at the close of business on the record date, April 28, 2000, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.


WHO CAN ATTEND THE MEETING?


         All stockholders as of the record date (April 28, 2000), or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:00 a.m. (local time) and the meeting will begin at 10:00 a.m. (local time). Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.


         Many of you hold your shares in "street name," that is, through a broker or other nominee. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 20,876,074 shares of common stock of the Company were outstanding and entitled to vote at the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINATED SLATE OF DIRECTORS AND FOR EACH OF THE PROPOSALS IN THIS PROXY STATEMENT.

         The Board's recommendation is also set forth together with the description of each item in this proxy statement. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         For each item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the matter is required for approval, except that approval of Proposal 2 requires the vote of a majority of the outstanding shares of the Company's common stock. A properly executed proxy marked:

         o "WITHHOLD AUTHORITY" with respect to the election of one or more directors; or

         o    "ABSTAIN" with respect to any other matters

will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, such a proxy will have the effect of a negative vote. A properly executed, but unmarked proxy will be voted for the election of the nominated slate of four directors and for each of the proposals.

WHAT ARE "BROKER NON-VOTES" AND HOW WILL THEY BE COUNTED?

         "Broker non-votes" occur when you hold your shares in "street name" through a broker of other nominee, and you do not give your broker or nominee specific instructions on your proxy card. If you fail to complete your proxy card:

         o your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon; and

         o your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Broker non-votes will have the effect of a negative vote. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL BEAR THE COST OF SOLICITING PROXIES?

         The Company will bear the cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement. In addition, the Company will reimburse brokerage firms and other persons representing you for their expenses in forwarding proxy material to you. The Company's directors, officers, and employees may also solicit you by telephone and other means, but they will not receive any additional compensation for the solicitation.

                                 STOCK OWNERSHIP

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN AND HOW DO THEY INTEND TO VOTE?

         The following table shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the directors and executive officers of the Company named in the Summary Compensation Table below and the directors and executive officers of the Company as a group. The officers and directors have indicated that they intend to vote for election of the nominated slate of directors and for each of the proposals in this proxy statement. Except as otherwise indicated, all information is as of March 31, 2000.


                                        AGGREGATE NUMBER OF            PERCENT OF
                                        SHARES BENEFICIALLY              SHARES
             NAME                            OWNED (1)                OUTSTANDING
--------------------------------        -------------------           -----------
Douglas H. Hanson                           6,022,500 (2)                28.2%

Robert W. Grabowski                            11,300 (3)                  *

D. D. Hock                                      6,500 (4)                  *

Lewis H. Silverberg                            21,500 (5)                  *

Michael T. Victor                               2,000 (6)                  *

Michael R. Mara                                98,400 (7)                  *

William H. Heuston                             13,900 (8)                  *

Mary Beth Vitale                              141,500 (9)                  *

James H. Comstock                               6,667 (10)                 *

All Directors and Executive
Officers as a Group (12 persons)            6,479,456 (11)               29.9%

------------------
 *   Less than one percent.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from March 31, 2000. For purposes of this table, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.

(2) Includes 5,756,115 shares of common stock directly owned by Mr. Hanson, 100,000 shares owned by Mr. Hanson's spouse, and 166,385 shares of common stock that Mr. Hanson has the right to acquire within 60 days of March 31, 2000 pursuant to incentive stock options.

(3) Includes 4,800 shares of common stock directly owned by Mr. Grabowski and 6,500 shares of common stock that Mr. Grabowski has the right to acquire within 60 days of March 31, 2000 pursuant to options.

(4) Includes 6,500 shares of common stock that Mr. Hock has the right to acquire within 60 days of March 31, 2000 pursuant to options.

(5) Includes 15,000 shares of common stock directly owned by Mr. Silverberg and 6,500 shares of common stock that Mr. Silverberg has the right to acquire within 60 days of March 31, 2000 pursuant to options.
(6)  Includes 2,000 shares of common stock directly owned by Mr. Victor.
(7) Includes 25,900 shares of common stock directly owned by Mr. Mara and 72,500 shares of common stock that Mr. Mara has the right to acquire within 60 days of March 31, 2000 pursuant to options.
(8) Includes 7,234 shares of common stock directly owned by Mr. Heuston and 6,666 shares of common stock that Mr. Heuston has the right to acquire within 60 days of March 31, 2000.
(9) Includes 141,500 shares of common stock that Ms. Vitale has the right to acquire within 60 days of March 31, 2000 pursuant to options. Ms. Vitale resigned as President and Chief Operating Officer in the first quarter of 2000, and will not stand for reelection as a director at the 2000 Annual Meeting of Stockholders.
(10) Includes 6,667 shares of common stock that Mr. Comstock has the right to acquire within 60 days of March 31, 2000 pursuant to options. Mr. Comstock resigned in the first quarter of 2000.
(11) Includes 5,972,906 shares of common stock directly owned by the eleven officers and directors as a group and 504,550 shares of common stock that ten officers and directors as a group have the right to acquire within 60 days of March 31, 2000 pursuant to options.


WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

         As of March 31, 2000, the Company is not aware of any persons or entities that beneficially own more than five percent of the Company's common stock other than Douglas H. Hanson.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


         The Board of Directors will be made up of five directors. Each director is elected for a one-year term that expires at the 2001 Annual Meeting. The Board of Directors proposes that the nominees described below be elected for a term of one year and until their successors are appointed or elected and duly qualified.


         Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

                         DIRECTORS STANDING FOR ELECTION

         The directors standing for election are:

     DOUGLAS H. HANSON                                       Director since 1997

     Mr. Hanson, 56, has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since October 1997 and the President of the Company since January 2000. Mr. Hanson also served as the Company's President from October 1997 until January 1999. From 1987 to 1997, Mr. Hanson was the President, Chief Executive Officer and a director of Qwest Communications, Inc., a Colorado-based telecommunications company, as well as founder of Qwest's predecessor, SP Telecom. Before founding SP Telecom, Mr. Hanson was Vice President of FiberTrak, a telecommunications joint venture among Santa Fe, Norfolk and SP railroads. He also held various positions at Southern Pacific Transportation Co. Mr. Hanson currently serves on the Board of Directors of the Competitive Telecommunications Association, The Metropolitan State College Foundation Board, and the Board of Trustees of the Salvation Army, Intermountain Division, and is engaged in other civic activities.

     ROBERT W. GRABOWSKI                                     Director since 1998

     Mr. Grabowski, 59, has been a director of the Company since January 1998. He has been the Vice President of Finance and Administration to Sunny Side, Inc./Temp Side, a private employment service, since 1988. He has been a certified public accountant since 1968 and holds a Bachelor of Science degree from De Paul University.

     D.D. HOCK                                               Director since 1997

     Mr. Hock, 65, has been a director of the Company since October 1997. Prior to becoming a director, Mr. Hock was an executive with Public Service Company of Colorado, including the President, Chief Executive Officer, and Chairman of the Board of Directors from February 1989 to July 1994, Chairman and Chief Executive Officer from July 1994 to January 1996, and Chairman from January 1996 to February 1997, when he retired.

     LEWIS H. SILVERBERG                                     Director since 1998

     Mr. Silverberg, 65, has been a director of the Company since January 1988. Mr. Silverberg has been a private investor and a business consultant since 1994, advising businesses on matters of formation, finance, mergers, and sales. He practiced law in San Diego, CA from 1959 to 1989. From 1989 to 1994 he was employed in an executive capacity to a subsidiary of a public company.


     MICHAEL T. VICTOR                                               New Nominee

     Mr. Victor, 38, has been Chairman and CEO, since 1993 and 1991 respectively, of Pyramid Industries, Inc., a leading manufacturer of fiber optic conduit systems, located in Erie, Pennsylvania. Since 1991, Mr. Victor has been Adjunct Professor Business Law at Gannon University. Prior to his current position with Pyramid Industries, Mr. Victor served as President from 1988 to 1993. From 1986 to 1988, he was an Attorney in the Corporate Law Department of MacDonald, Illig, Jones & Britton. Mr. Victor currently serves on the Board of Directors of the Erie Conference on Community Development, is a Member of the President's Advisory Board at Gannon University, and serves as a Member of the Board of Corporators to Hamot Medical Center and St. Vincent Health Center. Mr. Vincent is also a Member of the Board of Visitors of Mercyhurst College's D'Angelo School of the Arts and serves on the Council of Fellows, at Pennsylvania State University's Behrend College. Mr. Victor is engaged in many other civic activities.


Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of the four director nominees. The affirmative vote of a majority of the outstanding shares of common stock is required to elect the directors.

                          ---------------------------

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
              FOR THE ELECTION OF THE NOMINATED SLATE OF DIRECTORS.

                          ---------------------------

                     CORPORATE GOVERNANCE AND OTHER MATTERS

         The Board of Directors conducts its business through meetings and through its committees. The Board of Directors acts as a nominating committee for selecting candidates to stand for election as directors.

HOW OFTEN DID THE BOARD MEET IN 1999?

         During the year ended December 31, 1999, the Board of Directors held five meetings. During the fiscal year ended December 31, 1999, no director attended fewer than 75% of the total number of all meetings of the Board of Directors and any committee on which the director served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board of Directors currently has three committees: the Audit Committee, the Compensation Committee, and the 16b Committee.

         AUDIT COMMITTEE. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company, and reviews the non-audit services to be performed by the independent accountants. The Audit Committee is comprised of three directors, a majority of whom are non-employee directors. The current members of the Audit Committee are Messrs. Grabowski, Hock, and Hanson. The Audit Review Committee met two times in 1999.

         COMPENSATION COMMITTEE. The Compensation Committee reviews the salaries, benefits, and other compensation of our officers and key employees. The Compensation Committee's responsibilities include employment contracts, pensions, performance and incentive-based compensation, and stock option plans, except with respect to matters entrusted the Section 16b Committee as described below. The Compensation Committee then makes recommendations to the Board of Directors based on its review. The current members of the Compensation Committee are Messrs. Hock, Grabowski, and Hanson. Mr. Hanson does not vote on any matters affecting his personal compensation. Mr. Hanson and the other members of the Compensation Committee review and establish the salaries, benefits, and other compensation of all other employees. The Compensation Committee met two times in 1999.

         16b COMMITTEE. The 16b Committee reviews management's recommendations regarding various compensation issues, including issuance of stock options to officers and directors who are subject to stock ownership reporting obligations under Section 16 of the Securities Exchange Act of 1934, as amended. The 16b Committee is comprised of two non-employee directors: D.D. Hock and Robert W. Grabowski. The 16b Committee met two times in 1999.

HOW ARE DIRECTORS COMPENSATED?


         BASE COMPENSATION. Each non-employee director receives an annual retainer based on a prorated rate of $12,000 per year.


         1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN. Under the 1996 Non-Employee Directors' Stock Option Plan, each non-employee director receives an option to purchase 1,500 shares of common stock upon appointment or election to the Board of Directors. Thereafter, on the first, second, and third anniversary of appointment or election, each non-employee director is eligible to receive a grant of options to purchase an additional 1,500 shares of common stock, up to a maximum of 6,000 shares. During 1999, the Company did not grant any options under this plan. Each option grant, vesting six months after the date of grant and having a five-year term, permits the holder to purchase shares at their fair market value on the date of grant. To date, options to purchase the following amounts of common stock have been issued:



                                     NUMBER OF SHARES
                                      ISSUABLE UPON
  NON-EMPLOYEE DIRECTOR                  EXERCISE
---------------------------         -------------------
Robert Grabowski                           1,500

D.D. Hock                                  1,500

Lewis H. Silverberg                        1,500

Mary Beth Vitale *                         1,500
                                    -------------------
     Total                                 6,000
                                    ===================

--------------
* Not standing for reelection at the 2000 Annual Meeting of Stockholders.


         1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN. Under the 1998 Non-Employee Directors' Stock Option Plan, each non-employee director receives an option to purchase 8,500 shares of common stock upon appointment or election to the Board of Directors. During 1999, the Company did not grant any options under this plan. Under the 1998 Directors' Plan, the options expire five years from the date of grant, unless the Compensation Committee or the Board of Directors (in the absence of the Compensation Committee) terminates the options earlier. The options vest based on the non-employee director's continued service at the following rate: (1) 1,500 on December 31, 1998; (2) 3,500 on December 31, 1999; and (3) 3,500 on December 31, 2000. Notwithstanding the foregoing, in the event of a change in control (as defined in the 1998 Directors' Plan), each outstanding option vests immediately. Each option grant permits the holder to purchase shares at their fair market value on the date of grant.

         In the event of a change in control, as defined in the 1998 Non-Employee Directors' Stock Option Plan, the Compensation Committee (or the Board of Directors in the absence of such a committee) may:

         o grant a cash bonus award to any optionee in an amount equal to the exercise price of all or any portion of the options then held by the optionee;

         o pay cash to any or all optionees in exchange for the cancellation of their outstanding options in an amount equal to the difference between the exercise price and the greater of the tender offer price for the common stock underlying such options (in the event of a tender offer for the securities of the Company) or the fair market value of the stock on the date of cancellation; and

         o make any other adjustments or amendments to the outstanding options.

A total of 68,000 shares of common stock have been reserved for issuance over the three-year term of the 1998 Non-Employee Directors' Stock Option Plan. To date, the following options have been granted under this plan:



                                               NUMBER OF SHARES
                                                ISSUABLE UPON
  NON-EMPLOYEE DIRECTOR                            EXERCISE
  ------------------------------              -------------------

  Robert Grabowski                                    8,500

  D.D. Hock                                           8,500

  Lewis H. Silverberg                                 8,500

  Mary Beth Vitale *                                  8,500
                                              -------------------
       Total                                         34,000
                                              ===================

----------------
* Not standing for reelection at the 2000 Annual Meeting of Stockholders.


                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         Other than Douglas H. Hanson, whose biography appears above under the caption "Directors Standing for Election," the following individuals are executive officers of RMI.NET, Inc.


         MICHAEL D. DINGMAN, JR., 46, joined the Company in March 1999 as Treasurer. Since July 1999, Mr. Dingman has served as Vice President of Finance and acting Chief Financial Officer. From March 1994 until joining the Company, Mr. Dingman worked as a financial consultant and registered investment advisor. From February 1989 to March 1994, he operated his own financial consulting firm specializing in debt restructuring and private placements of capital. Prior to entering his consulting practice, from August 1985 to February 1989, Mr. Dingman worked as an Associate in Mergers & Acquisitions for Lazard Freres & Company in New York City. Mr. Dingman received his Bachelor of Science degree from Indiana University in 1981 and a Masters in Business Administration from the Amos Tuck School of Business Administration in 1983.



         WILLIAM H. HEUSTON, 34, has served as Regional Vice President of the Company's Rocky Mountain Region since July 1999. Mr. Heuston joined the Company in July 1996 as Business Account Executive. In July 1997, Mr. Heuston became Manager of Network Sales and in 1998, Mr. Heuston was promoted to Director of Network Sales. Prior to joining the Company, Mr. Heuston worked as a National Account Manager for Sprint Communications and Metropolitan Fiber Systems. Mr. Heuston received his undergraduate degree in Communications from the University of Colorado, Boulder.


         DAVID M. LALANDE, 35, joined the Company in February 1999 and served as Vice President, Mid-Western Division until January 2000 when Mr. Lalande began serving as Regional Vice President of the Great Lakes Region. From 1994 to 1999, Mr. Lalande was President of Champaign and Bloomington, Illinois based Internet Service Provider "Dave's World" until its acquisition by the Company.

         MICHAEL R. MARA, 39, joined the Company in November 1995 as Director of Sales. Mr. Mara served in this capacity until October 1997 when he was appointed Vice President and General Manager of Internet services. In January 2000, Mr. Mara was named Senior Vice President of Operations. Prior to joining the Company, Mr. Mara was employed as regional Vice President by ITC, a privately held international audio and video conferencing service provider, from June 1992 until October 1995.

         CHRISTOPHER J. MELCHER, 41, joined the Company in January 1999 as General Counsel, Corporate Secretary, and Vice President for Legal and Legislative Affairs. Mr. Melcher served as Assistant General Counsel for KN Energy, Inc. from September 1997 to December 1998, providing legal services on regulated and unregulated market activities and directing corporate strategy in federal and state proceedings across the company's 15 state territory. Prior to KN Energy, he was a senior corporate counsel with Southern California Edison, a subsidiary of Edison International, Inc., from July 1996 to August 1997. Mr. Melcher represented corporate clients with the firm of Brownstein Hyatt & Farber, P.C. from January 1995 to July 1996. From March 1990 to December 1994, he served as Associate Independent Counsel with the Office of Independent Counsel (Adams) in Washington, D.C. Mr. Melcher practiced law with the firm of Wilmer Cutler & Pickering from September 1987 to March 1990. Mr. Melcher received his Bachelor of Arts degree from Carleton College and his Juris Doctor degree from Yale Law School.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the compensation paid during the periods indicated to the Chief Executive Officer and President of the Company and to each of the four other most highly-compensated executive officers of the Company during the fiscal year ended December 31, 1999 (the "Named Executive Officers").



                                                                                                      LONG TERM
                                                                                                    COMPENSATION
                                                      ANNUAL COMPENSATION                              AWARDS
                                 ---------------------------------------------------------------  ------------------
                                                                                                     SECURITIES
      NAME AND PRINCIPAL                                                         OTHER ANNUAL        UNDERLYING
          POSITIONS                YEAR            SALARY           BONUS        COMPENSATION          OPTIONS
-----------------------------    ---------    -----------------  -------------  ----------------  ------------------

Douglas H. Hanson 1)               1999         $   180,654        $  600,000     $     1,945                 -
   Chairman, President,            1998         $   120,000        $        -     $   537,946                 -
   and CEO                         1997         $    30,000        $        -     $         -           600,000

Michael R. Mara(2)                 1999         $   120,750        $        -     $     3,529            30,000
   Senior Vice President of        1998         $   124,468        $        -     $         -            15,000
   Operations                      1997         $    90,437        $    9,450     $         -            18,500

Mary Beth Vitale(3)                1999         $   149,776        $        -     $         -            25,000
                                   1998         $         -        $        -     $         -           120,000
                                   1997         $         -        $        -     $         -                 -

William H. Heuston(4)              1999         $   124,879        $   10,000     $     3,137            30,000
                                   1998         $   116,037        $    2,500     $     2,787            15,000
                                   1997         $    86,671        $    2,775     $         -             9,000

James H. Comstock(5)               1999         $   104,369        $   20,000     $         -             6,667
                                   1998         $    39,750        $   10,000     $         -                 -
                                   1997         $         -        $        -     $         -                 -

-------------------
(1) Mr. Hanson's bonus of $600,000 was paid in full during fiscal year 1999 for services performed in 1999. In 1998, Mr. Hanson's "Other Annual Compensation" is comprised of $1,946 of 401(k) Plan matching funds and the $536,000 dollar value difference between the price paid by Mr. Hanson for securities of the Company and the fair market value of such securities on the date of purchase. Mr. Hanson was granted options to purchase 600,000 shares of the Company's common stock in October 1997 as part of the consideration paid at the time he made his initial investment in the Company.

(2) A portion of the bonuses paid to Mr. Mara may be paid or awarded in the first quarter of the fiscal year following the year in which the bonus was earned. Mr. Mara was granted options to purchase 30,000 shares of the Company's common stock in 1999 for services performed in 1999, options to purchase 15,000 shares of common stock in 1998 for services performed in 1998, and options to purchase 18,500 shares of the Company's common stock in 1997 for services performed in 1997.
(3) Ms. Vitale was granted options to purchase 25,000 shares of the Company's common stock in 1999 for services performed in 1999, options to purchase 110,000 shares of the Company's common stock in 1998 pursuant to her Employment Letter Agreement, and options to purchase 10,000 shares of the Company's common stock in 1998 for services performed as a Director of the Company. Ms. Vitale resigned as President and Chief Operating Officer in the first quarter of 2000 and will resign as a director in June 2000.

(4) Mr. Heuston was granted options to purchase 30,000 shares of the Company's common stock in 1999 for services performed in 1999, options to purchase 15,000 shares of the Company's common stock in 1998 for services performed in 1998, and options to purchase 9,000 shares of the Company's common stock in 1997 for services performed in 1997.

(5) Mr. Comstock was granted options to purchase 6,667 shares of the Company's common stock in 1999 for services performed in 1999 and options to purchase 30,000 shares of the Company's common stock in 1998 for services performed in 1998. Mr. Comstock resigned in the first quarter of 2000.


         STOCK OPTION GRANTS IN FISCAL YEAR 1999. The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the year ended December 31, 1999. All such grants were made under the Company's 1998 Employees' Stock Option Plan or pursuant to employment letter agreements.



                                         INDIVIDUAL GRANTS IN 1999
                         ----------------------------------------------------------
                                       PERCENT OF                                     POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF      TOTAL                                         ASSUMED ANNUAL RATE OF STOCK
                          SECURITIES    OPTIONS                                         PRICE APPRECIATION FOR THE
                          UNDERLYING   GRANTED TO                                              OPTION TERM
                           OPTIONS    EMPLOYEES IN    EXERCISE   GRANT    EXPIRATION  ------------------------------
         NAME             GRANTED(1)  FISCAL YEAR       PRICE     DATE     DATE (1)       5%                10%
------------------------ -----------  ------------    -------- --------   ----------  ----------        -----------
Douglas H. Hanson                -             -            -         -           -            -                -

Mary Beth Vitale            25,000         1.56%      $  6.68   9/30/99     9/29/09     $272,025         $433,155

Michael R. Mara             30,000         1.87%      $  6.68   9/30/99     9/29/09     $326,430         $519,786

William H. Heuston          30,000         1.87%      $  6.68   9/30/99     9/29/09     $326,430         $519,786

James H. Comstock            6,667         0.42%      $  6.68   9/30/99     9/29/09      $72,544         $115,514

----------------
(1) All options represent shares of common stock. These options have a ten-year term and become exercisable in three equal annual installments beginning one year after the date of grant, with the exception of the options granted to Ms. Vitale and Mr. Comstock. Ms. Vitale's and Mr. Comstock's options vested fully at the time of their respective resignations.


         OPTION EXERCISES AND FISCAL YEAR-END VALUES. The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended December 31, 1999, the number of securities underlying unexercised options at 1999 year-end and the year-end value of all unexercised in-the-money options held by such individuals.


                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                          SHARES                        OPTIONS AT DECEMBER 31, 1999   AT DECEMBER 31, 1999(2)(3)
                       ACQUIRED ON        VALUE         ----------------------------   --------------------------
       NAME              EXERCISE      REALIZED(1)      EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
--------------------   ------------    ------------     ------------   -------------   -----------  -------------

Douglas H. Hanson         25,000       $   309,688        166,385               -       $ 948,395      $        -

Mary Beth Vitale               -       $         -        141,500           3,500       $  78,794      $   21,009

Michael R. Mara                -       $         -         72,500          35,000       $ 496,657      $   76,788

William H. Heuston        12,334       $   132,674          6,666          35,000       $  37,080      $   76,563

James H. Comstock              -       $         -          6,667               -       $  10,834      $        -

--------------
(1) Represents the excess, if any, of the closing price of the common stock on the Nasdaq National Market on the date of exercise over the option exercise price.
(2) Represents the excess, if any, of the closing price of the common stock on the Nasdaq National Market at December 31, 1999 over the option exercise price.
(3)  Based on a closing price per share of $8.3125 on December 31, 1999.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee for the year ended December 31, 1999 were Robert W. Grabowski, D.D. Hock, and Douglas H. Hanson. Mr. Hanson does not vote on any matters affecting his personal compensation.

         In 1999, Douglas H. Hanson invested approximately $7.5 million by exercising warrants to purchase 3,950,000 shares of the Company's common stock. The warrants were issued in October 1997, when Mr. Hanson made his initial investment in the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for 1999. Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee. The Compensation Committee also administers the Company's 1998 Employees' Stock Option Plan and will administer the Company's 2000 Employees' Stock Option Plan, if approved by the Company's stockholders at the 2000 Annual Meeting.

WHAT IS THE COMPANY'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

         The Company's executive compensation policies are designed to:

         o attract, motivate, and retain experienced and qualified executives;
         o    increase the overall performance of the Company;
         o    increase stockholder value; and
         o    enhance the performance of individual executives.

The Company seeks to pay competitive salaries and annual cash bonuses based upon individual performance combined with the Company's overall performance relative to corporate objectives, taking into account individual contributions and performance levels. The Compensation Committee believes that the level of base salaries plus bonuses should generally fall in the mid-range of executive compensation paid by comparable telecommunications and Internet service companies. In addition, it is the Company's policy to grant stock options to executives upon commencement of their employment with the Company and periodically thereafter as appropriate in order to strengthen the alliance of interest between such executives and the Company's stockholders.

         The following describes in more specific terms the elements of compensation that implement the Company's executive compensation policies, with specific reference to compensation reported for 1999:

         BASE SALARIES. Base salaries for executive officers are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries paid for similar positions at other companies which are deemed appropriate comparisons for compensation purposes. Base salaries for executive officers are to be reviewed annually by the Compensation Committee and the Board of Directors.

         Annual salary adjustments are recommended by the Chief Executive Officer after evaluating the previous year's performance and considering the new responsibilities of each executive officer. The non-employee members of the Compensation Committee (Messrs. Hock and Grabowski) perform the same review of the Chief Executive Officer's performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company's strategic plan and attainment of specific individual objectives. The weight given to the various factors affecting an executive officer's base salary level is determined by the Compensation Committee on a case-by-case basis.

         ANNUAL CASH BONUSES. The Company's annual cash bonuses to its executive officers are based on both corporate and individual performance. Corporate performance is measured by reference to factors that reflect objective performance criteria over which management generally has the ability to exert some degree of control. These corporate performance factors consist of revenue and earnings targets established in the Company's strategic plan.

         STOCK OPTION GRANTS. Pursuant to the Company's 1998 Employees' Stock Option Plan, executive officers and other employees are eligible to receive compensation in the form of options to purchase shares of the Company's common stock.

         The Compensation Committee grants stock options to the Company's executive officers in order to align their interests with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives' gains are linked to increases in the stock value, which in turn provide stockholder gains. The Compensation Committee generally grants options to new executive officers and other key employees upon commencement of their employment with the Company and periodically thereafter upon the attainment of certain performance goals established by the Compensation Committee. The options generally are granted at an exercise price equal to the market price of the common stock on the date of grant (or 110% of the market price in the case of an optionee beneficially owning more than 10% of the outstanding common stock). Options granted to executive officers generally vest over a period of three years following the date of grant. The option term is five years. The greater the appreciation of the stock price in future periods, the greater the benefit to the holder of the options, thus providing an additional incentive to executive officers to create additional value for the Company's stockholders. Management of the Company believes that stock options have been helpful in attracting and retaining skilled executive personnel.

         In determining grants of options for executive officers, the Compensation Committee has reviewed competitive data of long-term incentive practices at other companies that are deemed appropriate comparisons for compensation purposes.

         OTHER COMPENSATION. The Company has adopted a contributory retirement plan (the "401(k) Plan") for all of its employees (including executive officers) with at least three months of service to the Company. The 401(k) Plan provides that each participant may contribute up to 15% of the participant's salary (not to exceed the annual statutory limit). The Company matches 50% of the first six percent contributed by a 401(k) Plan participant.

         CHIEF EXECUTIVE OFFICER COMPENSATION. The executive compensation policy described above is followed in setting Mr. Hanson's compensation. Mr. Hanson generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation consists of an annual base salary, an annual cash bonus and long-term equity-linked compensation in the form of stock options. The Compensation Committee's general approach in establishing Mr. Hanson's compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon objective performance criteria and targets established in the Company's strategic plan.

         Mr. Hanson's compensation for the year ended December 31, 1999 consisted of a base salary of $180,654. Mr. Hanson received a cash bonus of $600,000 for the year ended December 31, 1999 for services performed in 1999. Mr. Hanson's salary for 1999 was based on, among other factors, the Company's performance and the compensation of chief executive officers of comparable companies, although his compensation was not targeted to any particular group of these companies.

         COMPENSATION DEDUCTIBILITY POLICY. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of the Company's five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). Thus, the two members of the Compensation Committee who qualify as "outside directors" (Messrs. Hock and Grabowski) are responsible for setting the objective performance goals used as the basis for Mr. Hanson's performance-based compensation. The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's executive officers.

                                   Respectfully submitted,

                                   Compensation Committee
                                   Douglas H. Hanson
                                   D.D. Hock
                                   Robert W. Grabowski

                             STOCK PERFORMANCE GRAPH


         The following indexed line graph indicates the Company's total return to stockholders from September 6, 1996, the date on which the Company's common stock began trading on Nasdaq, to December 31, 1999, as compared to the total return for the Nasdaq Stock Market--US Index, an index of 291 Internet companies (including Amazon.com, America Online, Earthlink, and Yahoo), and an index of 398 telecommunications companies (including AT&T, MCI WorldCom, and Sprint). The telecommunications and Internet indices were compiled by Media General Financial Services, Inc. The Company's common stock traded on the Nasdaq SmallCap Market from September 6, 1996 through March 4, 1999 and has traded on the Nasdaq National Market since March 5, 1999. The calculations in the graph assume that $100 was invested on September 5, 1996, in each of the Company's common stock and each index and also assume dividend reinvestment.


     Comparison of 27 Month Cumulative Total Return Among (a) RMI.NET, Inc.,
   (b) The Nasdaq Stock Market (U.S.) Index, (c) an 85 company Internet Index and (d) a 375 company telecommunications index
          (EDGAR Representation of Data Points Used in Printed Graphic)


                                    NASDAQ STOCK MARKET            INTERNET             TELECOMMUNICATIONS
             RMI.NET, INC.                (U.S.)                    INDEX                     INDEX
        ------------------------   ----------------------    ---------------------    -----------------------
        09/05/96        $100       09/05/96        $100      09/05/96        $100     09/05/96          $100

        12/31/96         $45       12/31/96        $112      12/31/96        $113     12/31/96          $110

        12/31/97         $98       12/31/97        $137      12/31/97        $157     12/31/97          $142

        12/31/98        $412       12/31/98        $193      12/31/98        $645     12/31/98          $208

        12/31/99        $271       12/31/99        $341      12/31/99      $1,698     12/31/99          $361

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For a summary of certain transactions and relationships among the Company and its associated entities, and among the directors, executive officers, and stockholders of the Company and its associated entities, see "Compensation Committee Interlocks and Insider Participation."

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers, and greater than ten percent beneficial owners are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 1999 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of Messrs. Hanson, Lalande, and Mara, and Ms. Vitale.

                                   PROPOSAL 2

          APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
             TO CHANGE THE NAME OF THE COMPANY FROM RMI.NET, INC. TO
                     "INTERNET COMMUNICATIONS COMPANY, INC."


         The Board of Directors has approved and recommends that the stockholders approve an amendment to the Company's Certificate of Incorporation to change the name of the company from RMI.NET, Inc. to Internet Communications Company, Inc., subject to the completion of the proposed merger between the Company and Internet Communications Corp. If the proposal is approved, the Company intends to file an amendment to the Certificate of Incorporation shortly after the completion of the proposed merger. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of the filing by the Secretary of the State of Delaware. Since May 1999, the Company has acquired an additional 16 companies, each in different major geographical areas of the United States. Because the Company is expanding nationally, the Board of Directors believes that Internet Communications Company, Inc. better reflects the purpose and nationwide scope of its business. Furthermore, the Company expects to look for further growth opportunities and to expand into new markets. The Board of Directors believes that Internet Communications Company, Inc. will allow the Company to:


         o further enhance its corporate identity and name recognition as a nationwide company;
         o    be recognized as a leading e-commerce and web solutions company;
              and
         o further develop its reputation as a reliable, single-source network of Internet and telecommunications solutions.

                            ------------------------

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

                            ------------------------

                                   PROPOSAL 3


        ADOPTION OF THE RMI.NET, INC. 2000 EMPLOYEES' STOCK OPTION PLAN

         The Board of Directors has approved and recommends that the stockholders adopt the RMI.NET, Inc. 2000 Employees' Stock Option Plan. The Board of Directors further directed that the 2000 Employees' Stock Option Plan be submitted to the stockholders for approval in order for awards under the plan to qualify under the exception to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as "qualified performance-based compensation" if the requirements of the exception are otherwise satisfied. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote to approve the 2000 Employees' Stock Option Plan. Unless otherwise instructed on the proxy, a properly executed proxy will be voted in favor of the 2000 Employees' Stock Option Plan.


         The purpose of the 2000 Employees' Stock Option Plan is to advance the interests of the Company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to remain in the employ of the Company. The Board of Directors believes that stock options are important to attract and to encourage continued employment and service of officers and other key employees by facilitating their purchase of a stock interest in the Company. Furthermore, approval of the 2000 Employees' Stock Option Plan will afford the Company additional flexibility in making awards deemed necessary in the future by increasing the aggregate number of stock options available for issuance. The Board of Directors has reserved 1,500,000 shares of common stock for issuance under the 2000 Employees' Stock Option Plan.

         Section 162(m) of the Code generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated officers. However, there is no limitation under the Code on the deductibility of "qualified performance-based compensation." To satisfy this definition, (1) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as "outside directors" for purposes of the exception; (3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made; and (4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

         In the case of compensation attributable to stock options, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if (1) the grant or award is made by the compensation committee; (2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted to an employee during a specified period; and (3) under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant. Under the Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a 5% ownership interest), remuneration from the corporation in any capacity other than as a director. The regulations provide that the material terms of a performance goal will be approved by stockholders for purposes of the foregoing rules if, in a separate vote, affirmative votes are cast by a majority of the voting shares.

         The following is a summary description of the material provisions of the 2000 Employees' Stock Option Plan. This summary is qualified in its entirety by the complete text of the 2000 Employees' Stock Option Plan, which is included as an attachment to this Proxy Statement.

DESCRIPTION OF THE RMI.NET, INC. 2000 EMPLOYEES' STOCK OPTION PLAN

         The following general description of certain features of the 2000 Employees' Stock Option Plan is qualified in its entirety by reference to the 2000 Employees' Stock Option Plan, which is attached as Appendix A. Under the RMI.NET, Inc. 2000 Employees' Stock Option Plan, 1,500,000 shares of common stock are reserved and authorized for issuance upon the exercise of options issued pursuant to the plan. All employees of the Company are eligible to receive options under the 2000 Employees' Stock Option Plan, which will be administered by the Compensation Committee of the Board of Directors. Options granted under the 2000 Employees' Stock Option Plan are intended to qualify as incentive stock options under Section 422 of the Code, unless they exceed certain limitations or are specifically designated otherwise.

         The option exercise price for incentive stock options granted under the 2000 Employees' Stock Option Plan may not be less than 100% of the fair market value of the common stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock). In the case of an option not intended to constitute an incentive stock option, the option price shall be not less than the par value of the stock covered by the option. The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock).

         The aggregate fair market value (as defined in the 2000 Employees' Stock Option Plan) of any incentive stock option plus any incentive options granted under any other Company plan that are first exercisable by any participant during any calendar year may not exceed $100,000. The Compensation Committee may, in its discretion, impose a vesting schedule or vesting provision for any options granted under the 2000 Employees' Stock Option Plan. Options generally become exercisable as follows: (i) one-third of the options become exercisable one year after the date of grant, or in certain cases, the commencement date of the holder's employment; (ii) an additional one-third of the options become exercisable two years after the date of grant, or in certain cases, the commencement date of the holder's employment; and (iii) the remaining one-third of the options become exercisable three years after the date of grant, or in certain cases, the commencement date of the holder's employment. Notwithstanding the foregoing, in the event of a change of control of the Company (as defined in the 2000 Employees' Stock Option Plan), unless the applicable agreement with respect to any option provides otherwise, each outstanding option under the 2000 Employees' Stock Option Plan vests immediately, regardless of any vesting schedule in the particular agreement.

         Payment for shares purchased under the 2000 Employees' Stock Option Plan may be made either in cash or, if permitted by the particular option agreement, by exchanging shares of common stock of the Company with a fair market value equal to the total option exercise price plus cash for any difference. Options may, if permitted by the particular option agreement, be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price.

         The Board of Directors may terminate or suspend the 2000 Employees' Stock Option Plan at any time. Unless previously terminated, the 2000 Employees' Stock Option Plan will terminate automatically on June 14, 2010, ten years after the date of adoption of the 2000 Employees' Stock Option Plan by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of an option is not a taxable event for the optionee or the Company.

         INCENTIVE STOCK OPTIONS. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

         For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period requirement for shares of common stock received pursuant to the exercise of the option are waived.

         If all of the requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of shares of common stock received pursuant to the exercise of an incentive stock option in an amount equal to the excess of the fair market value of the shares of common stock at the time the option was exercised over the exercise price. The balance of the realized gain, if any, will be taxed at applicable capital gain tax rates. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Section 162(m) of the Code as summarized below.

         If an optionee exercises an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the holding period requirement summarized above). If the exercise is treated as a tax-free exchange, the optionee would have no taxable income from the exchange and exercise (other than alternative minimum taxable income as noted above) and the tax basis of the shares of common stock exchanged would be treated as the substituted basis for the shares of common stock received. If the optionee used shares received pursuant to the exercise of an incentive stock option (or another statutory option) as to which the optionee had not satisfied the holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, and the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

         NON-QUALIFIED OPTIONS. Upon exercising an option that is not an incentive stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise. Upon a subsequent sale or exchange of shares of common stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares of common stock plus the amount treated as ordinary income at the time the option was exercised).

         If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income. Under Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the Company is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1,000,000 for the taxable year. The options are intended to comply with the exception to Section 162(m) for "qualified performance-based compensation."

         If the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualified stock options, no gain or loss will be recognized with respect to the shares of common stock surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive stock option) and the optionee will be treated as receiving an equivalent number of shares of common stock pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares of common stock surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares of common stock received pursuant to the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares of common stock will be equal to the amount included in the optionee's income.

                            ------------------------

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3

                            ------------------------


                                   PROPOSAL 4

          APPROVAL OF THE RMI.NET, INC. EMPLOYEES' STOCK PURCHASE PLAN

GENERAL

         The Board of Directors intends to adopt the RMI.NET, Inc. Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by the stockholders of the Company. The purpose of the Purchase Plan is to provide an incentive to employees of the Company and certain of its subsidiaries to acquire or increase an ownership interest in the Company through the purchase of shares of common stock. In order to receive favorable income tax treatment under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholder approval of the Purchase Plan is required. Unless otherwise instructed on the proxy, a properly executed proxy will be voted in favor of the Purchase Plan.

SUMMARY OF PURCHASE PLAN

         The following general description of certain features of the Purchase Plan is qualified in its entirety by reference to the Purchase Plan, which is attached as Appendix B.

         Shares Available Under the Purchase Plan; Adjustments. Subject to adjustment as provided in the Purchase Plan, the number of shares of common stock that may be purchased by participating employees under the Purchase Plan will not in the aggregate exceed 1,000,000 shares, which may be originally issued or reacquired shares, including shares bought in the market or otherwise for purposes of the Purchase Plan. Such number of shares is subject to adjustment in the event of a change in the common stock by reason of a stock dividend or by reason of a subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares, or other similar change. Upon any such event, the maximum number of shares that may be subject to any option, and the number and purchase price of shares subject to options outstanding under the Purchase Plan, will also be adjusted accordingly.

         Eligibility. Options under the Purchase Plan will be granted on July 1, 2000, and, thereafter through June 30, 2010, on the first day of each successive January and July (each such date being referred to herein as a "Date of Grant"). Each employee of the Company or any present or future parent or subsidiary corporation of the Company that has been designated as a "Participating Company" from time to time by the Plan administrative committee as of a Date of Grant is eligible to participate in the Purchase Plan as of such Date of Grant if such employee is regularly scheduled to work more than 20 hours per week and more than five calendar months in any calendar year.

         However, an eligible employee may not participate if such employee would own (directly or indirectly) five percent or more of the total combined voting power of all classes of stock of the Company or a subsidiary, taking into account options to purchase stock and stock that may be purchased under the Purchase Plan. At the present time, only one employee of the Company would be prevented from participating by reason of this limitation. In addition, nonemployee directors, leased employees, and independent contractors are not eligible to participate in the Purchase Plan. To the extent permitted by Section 423 of the Code and the regulations thereunder, an individual who is reclassified as a common law employee as a result of a final court decree or the settlement of an administrative or judicial proceeding will become eligible to participate after two years of employment (including any service recharacterized as common law employment). Approximately 452 employees would have been eligible to participate in the Purchase Plan as of March 6, 2000.

         Participation. An eligible employee may elect to participate in the Purchase Plan for any six month period beginning on July 1, 2000 during the ten year period from July 1, 2000 to June 30, 2010, by designating a specified whole dollar amount or a whole percentage of such employee's eligible compensation to be deducted for each pay period and paid into the Purchase Plan for such employee's account. The designated percentage or whole dollar amount may not be less than one percent nor more than 15%. An eligible employee may participate in the Purchase Plan only by means of payroll deduction. No employee will be granted an option under the Purchase Plan that permits such employee's rights to purchase common stock to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for the calendar year in which such option is outstanding. Unless an employee's payroll deductions are withdrawn (as described below), the aggregate payroll deductions credited to the employee's account will be used to purchase shares of common stock at the end of the six month period beginning on a Date of Grant (the "Option Period"); provided, however, that the maximum number of shares of Common Stock that may be purchased by a participant under any particular Option Period may not exceed 20,000 (subject to adjustment in the event of a change in the Common Stock). The per share purchase price of the common stock will be 85% of the lesser of the fair market value of the common stock on the Date of Grant or on the last day of the Option Period (the "Date of Exercise"). For all purposes under the Purchase Plan, the fair market value of a share of common stock on a particular date shall be equal to the last sale price on the applicable date for shares of common stock made and reported through the Nasdaq National Market System of the National Association of Securities Dealers, Inc., or such national stock exchange on which the common stock may then be listed and which constitutes the principal market for the common stock, or, if no sales of the common stock shall have been reported with respect to that date, on the next preceding date with respect to which sales have been reported. Payroll deductions will be included in the general funds of the Company, free of any trust or other arrangement and may be used for any corporate purpose. No interest will be paid or credited to any participant.

         Changes In And Withdrawal of Payroll Deductions. A participant may not change the rate of his or her payroll deductions during an Option Period. However, a participant may withdraw in whole from the Purchase Plan, but not in part, at any time prior to the Date of Exercise relating to a particular Option Period by timely delivering to the Company a notice of withdrawal in the manner specified by the Company. The Company promptly will refund to the participant the amount of the participant's payroll deductions under the Purchase Plan that have not been otherwise returned or used upon exercise of options, and thereafter the participant's payroll deduction authorization and interest in unexercised options under the Purchase Plan will terminate.

         Delivery Of Shares; Restrictions On Transfer. As soon as practicable after each Date of Exercise, the Company will deliver to a custodian one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of common stock with respect to options exercised on such Date of Exercise in the aggregate (for both whole and fractional shares) of all of the participating employees under the Purchase Plan. Any remaining amount representing a fractional share will not be certificated (or otherwise so credited) and such remaining amount will be paid in cash to the custodian. Such custodian will keep accurate records of the beneficial interests of each participant in such shares by means of participant accounts under the Purchase Plan, and will provide each participant with periodic statements with respect thereto as the administrative committee under the Purchase Plan may specify. A participant may not generally transfer or otherwise dispose of the shares for a period of six months from the Date of Exercise (or for such other period as may be specified from time to time by the administrative committee under the Purchase Plan). During this period, the custodian will retain custody of the shares.

         Termination Of Employment; Leaves Of Absence. Except as described below, if the employment of a participant terminates for any reason, then the participant's participation in the Purchase Plan ceases and the Company will refund the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options. If the employment of a participant terminates after such participant has attained age 65 or due to death or disability, the participant, or the participant's personal representative, as applicable, may elect either to (i) withdraw all of the accumulated unused payroll deductions credited to the participant's account or (ii) exercise the participant's option for the purchase of common stock at the end of the Option Period. If no such election is timely received by the Company, the participant or personal representative will automatically be deemed to have elected the second alternative. During a paid leave of absence approved by the Company and meeting Internal Revenue Service regulations, a participant's elected payroll deductions will continue. A participant may not contribute to the Purchase Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets Internal Revenue Service regulations, then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Purchase Plan and be used to purchase Common Stock on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence not described above, then the participant will be considered to have withdrawn from the Purchase Plan.

         Restriction Upon Assignment Of Option. An option granted under the Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Subject to certain limited exceptions, each option is exercisable, during the employee's lifetime, only by the employee to whom granted.

         Administration, Amendments And Termination. The Purchase Plan is to be administered by a committee appointed from time to time by the Board. If the Board does not appoint a committee, the Board will serve as the committee. In connection with its administration of the Purchase Plan, the committee is authorized to interpret the Purchase Plan.

         The Purchase Plan may be amended from time to time by the Board; provided, however, that no change in any option theretofore granted may be made that would impair the rights of a participant without the consent of such participant. The Board may in its discretion terminate the Purchase Plan at any time with respect to any common stock for which options have not theretofore been granted.

         The benefits and amounts to be received by any participant under the Purchase Plan are not currently determinable.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF CERTAIN TRANSACTIONS UNDER THE PURCHASE PLAN BASED ON FEDERAL INCOME TAX LAWS CURRENTLY IN EFFECT. THIS SUMMARY APPLIES TO THE PURCHASE PLAN AS NORMALLY OPERATED AND IS NOT INTENDED TO PROVIDE OR SUPPLEMENT TAX ADVICE TO ELIGIBLE EMPLOYEES. THE SUMMARY CONTAINS GENERAL STATEMENTS BASED ON CURRENT U.S. FEDERAL INCOME TAX STATUTES, REGULATIONS AND CURRENTLY AVAILABLE INTERPRETATIONS THEREOF. THIS SUMMARY IS NOT INTENDED TO BE EXHAUSTIVE AND DOES NOT DESCRIBE STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OR THE EFFECT, IF ANY, OF GIFT, ESTATE, AND INHERITANCE TAXES. THE PURCHASE PLAN IS NOT QUALIFIED UNDER
SECTION 401(a) OF THE CODE.

         Tax Consequences To Participants. A participant's payroll deductions to purchase Common Stock are made on an after-tax basis. There is no tax liability to the participant when shares of common stock are purchased pursuant to the Purchase Plan. However, the participant may incur tax liability upon disposition (including by way of gift) of the shares acquired under the Purchase Plan. The participant's U.S. federal income tax liability will depend on whether the disposition is a qualifying disposition or a disqualifying disposition as described below.

         If a qualifying disposition of the shares is made by the participant (i.e., a disposition that occurs more than two years after the first day of the Option Period in which the shares were purchased), or in the event of death (whenever occurring) while owning the shares, the participant will recognize in the year of disposition (or, if earlier, the year of the participant's death) ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition (or death) over the amount paid for the shares under the option or (ii) 15% of the fair market value of the shares at the Date of Grant (the beginning of the Option Period). Upon the sale of the shares, any amount realized in excess of the ordinary income recognized by the participant will be taxed to the participant as a long-term capital gain. If the shares are sold at less than the purchase price under the option, then there will be no ordinary income. Instead, the participant will have a capital loss equal to the difference between the sale price and the purchase price paid under the option.

         If a disqualifying disposition of the shares is made (i.e., a disposition (other than by reason of death) within two years after the first day of the Option Period in which the shares were purchased), the participant generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the Date of Exercise over the purchase price paid for the shares under the option (even if no gain is realized on the sale or if a gratuitous transfer is made). Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Tax Consequences To the Company Or Participating Company. The Company, or the Participating Company for which a participant performs services, will be entitled to a deduction only if the participant makes a disqualifying disposition of any shares purchased under the Purchase Plan. In such case, the Company or such Participating Company can deduct as a compensation expense the amount that is ordinary income to the participant provided that, among other things, (i) the amount meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code, (ii) any applicable reporting obligations are satisfied and (iii) the one million dollar limitation of Section 162(m) of the Code is not exceeded.

                            ------------------------

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4

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                                   PROPOSAL 5

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending December 31, 2000, subject to ratification by stockholders at the Annual Meeting. Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of ratifying the appointment of Ernst & Young to audit the books and accounts of the Company for the fiscal year ending December 31, 2000.

                            ------------------------

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5

                            ------------------------

                         OTHER BUSINESS TO BE TRANSACTED

         As of the date of this Proxy Statement, the Board of Directors knows of no other business that may come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

             STOCKHOLDER PROPOSALS FOR THE YEAR 2001 ANNUAL MEETING

         Any proposal or proposals intended to be presented by any stockholder at the 2001 Annual Meeting of Stockholders must be received by the Company by December 1, 2000 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                  ANNUAL REPORT

         The Company's 1999 Annual Report on Form 10-K (which is not part of the Company's proxy solicitation material) is being mailed to the Company's stockholders with this proxy statement.

                                        By Order of the Board of Directors

                                        /s/ CHRISTOPHER J. MELCHER
                                        -----------------------------------
                                        Christopher J. Melcher
                                        Corporate Secretary

Denver, Colorado
May 15, 2000

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. STOCKHOLDERS MAY OBTAIN, UPON PAYMENT OF A REASONABLE FEE, COPIES OF THE EXHIBITS TO THE FORM 10-K, BY WRITING TO RMI.NET, INC., ATTENTION: CHRISTOPHER J. MELCHER, 999 EIGHTEENTH STREET, SUITE 2201, DENVER, COLORADO 80202.

                                                                      APPENDIX A

                                  RMI.NET, Inc.
                        2000 Employees' Stock Option Plan

                                    Section 1
                                  Introduction

1.1 Establishment. RMI.NET, Inc., a Delaware corporation, hereby establishes the RMI.NET, Inc. 2000 Employees' Stock Option Plan (the "Plan") for certain key employees, consultants and advisors of RMI.NET, Inc. (together with its affiliated corporations as defined in Section 2.1(a) below, the "Company").

1.2 Purposes. The purposes of the Plan are to provide Eligible Persons (as defined in Section 2.1(f) below) selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the Eligible Persons is more closely aligned with the income of the Company's stockholders. The Plan also is designed to attract key employees, consultants, and advisors and to retain and motivate Eligible Persons by providing an opportunity for investment in the Company.

                                    Section 2
                                   Definitions

2.1 Definitions. The following terms shall have the meanings set forth below:

         (a) "AFFILIATED CORPORATION" means any corporation or other entity (including, but not limited to, a partnership) which is affiliated with RMI.NET, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).


         (b) "BOARD" means the Board of Directors of the Company.


         (c) "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         (d) "DISABILITY" means a physical or mental condition which, in the judgment of the Company, based on medical reports or other evidence satisfactory to the Company, permanently prevents an employee from satisfactorily performing his or her usual duties for the Company or the duties of such other position or job which the Company makes available to him or her and for which such employee is qualified by reason of his or her training, education or experience.

         (e) "EFFECTIVE DATE" means the effective date of the Plan, which will be June 15, 2000 subject to the approval of the Plan by the Company's stockholders.

         (f) "ELIGIBLE PERSONS" means full-time key employees of the Company or any Affiliated Corporation or any division thereof, whose judgment, initiative and efforts are, or will be, important to the successful conduct of its business; provided that no person who is a director of the Company may be an Eligible Person. An employee will be considered a "full-time" employee if such employee is employed by the Company on a minimum basis of thirty hours of service a week. Eligible Persons also include independent contractors, consultants and advisors of the Company or any Affiliated Corporation or any division thereof; provided that such independent contractors, consultants and advisors may not be granted Incentive Stock Options under this Plan.

         (g) "FAIR MARKET VALUE" means the officially quoted closing price of the Stock on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System on a particular date, or if no such prices are reported on NASDAQ, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Administrative Committee after such consultation with outside legal, accounting and other experts as the Administrative Committee may deem advisable.

         (h) "ADMINISTRATIVE COMMITTEE" means a committee or committees, each consisting of a member or members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed. With respect to the administration of a grant or grants under the Plan to Eligible Persons subject to Rule 16b-3, such Administrative Committee shall be constituted so as to comply with Rule 16b-3 and shall consist of (1) two non-employee directors or (ii) the entire Board ("16b-3 Committee"); PROVIDED THAT if a 16b-3 Committee is not required for such grant or grants to meet the exemption requirements under Rule 16b-3, then this sentence shall not be applicable.

         (i) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Code Section 422.

         (j) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "NON-STATUTORY OPTION" means any Option other than an Incentive Stock Option.

         (l) "OPTION" means a right to purchase Stock at a stated price for a specified period of time.

         (m) "OPTION PRICE" means the price at which Shares of Stock subject, to an Option may be purchased, determined in accordance with Section 5.2(b).

         (n) "OPTION HOLDER" means an Eligible Person of the Company designated by the Administrative Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

         (o) "OPTIONED SHARES" means the Shares subject to an Option.

         (p) "PLAN YEAR" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan, the Plan Year shall begin on the Effective Date and extend to the first December 31 following the Effective Date.

         (q) "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act or any successor rule.

         (r) "SHARE" or "SHARES" means a share or shares of Stock.

         (s) "STOCK" means the common stock of the Company.

2.2 Gender and Number. Except where otherwise indicated by the content, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                    Section 3
                               Plan Administration

3.1 Administrative Committee; Powers. The Plan shall be administered by the Administrative Committee. In accordance with the provisions of the Plan, the Administrative Committee shall have full power and authority, in its sole discretion, to administer the Plan, including authority to interpret and construe any provision of the Plan and any Option granted hereunder, to select the Eligible Persons to whom Options will be granted, the amount of each Option, and any other terms and conditions of each Option as the Administrative Committee may deem necessary or desirable and consistent with the terms of the Plan. The Administrative Committee shall have full power and authority to determine the form or forms of the agreements with Option Holders, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Administrative Committee in granting an Option may provide for the granting or issuance of additional, replacement or alternative Options upon the occurrence of specified events, including the exercise of the original Option.

3.2 Actions of Administrative Committee. The Administrative Committee may from time to time adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in law or regulation applicable thereto, or as it may otherwise deem proper and in the best interests of the Company. The Administrative Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Administrative Committee shall be liable for any action, interpretation or determination made in good faith (including determinations of Fair Market Value), and all members of the Administrative Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any action, interpretation or determination. All actions taken and all interpretations and determinations made by the Administrative Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and on Option Holders, the Company and all other persons. Any determination reduced in writing and signed by all of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                                    Section 4
                           Stock Reserved for the Plan

4.1 Number of Shares. Subject to the provisions of Section 4.3 below, 1,500,000 Shares are authorized for issuance under the Plan, in accordance with the provisions of the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available under the Plan. The 1,500,000 Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company.

4.2 Unused and Forfeited Stock. Any Shares that are subject to an Option under this Plan which are not used because the terms and conditions of the Option are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 5 or Section 11 automatically shall become available for use under the Plan.

4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, except in connection with an initial public offering, then in relation to the Stock that is affected by one or more of the above events, such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Administrative Committee shall, in its sole discretion and in such manner as the Administrative Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of Shares which thereafter may be made subject to the benefits contemplated by the Plan, (ii) the number and kind of Shares subject to outstanding Options, and
(iii) the purchase or exercise price with respect to any of the foregoing; provided, however, that the number of Shares subject to any Option shall always be a whole number. The Administrative Committee may, if deemed appropriate, provide for a cash payment to any Option Holder of an Option in connection with any adjustment made pursuant to this Section.

4.4 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company shall, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in any amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

                                    Section 5
                                  Stock Options

5.1 Grant of Options. An Eligible Person may be granted one or more Options. The Administrative Committee, in its sole discretion, shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Administrative Committee may grant both an Incentive Stock Option, and a Non-Statutory Option to the same Eligible Person at the same time or at different times Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

5.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Option Holder, and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Administrative Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern. Any such agreement may be supplemented or amended from time to time as approved by the Administrative Committee as contemplated herein.

         (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Administrative Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan and all other plans of the Company and its parent and subsidiary companies, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

         (b) Price. The price at which each Optioned Share may be purchased shall be determined by the Administrative Committee and set forth in the stock option agreement. In no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided, however, that the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option may be granted at any price equal to or less than Fair Market Value, in the sole discretion of the Administrative Committee.

         (c) Vesting. The Administrative Committee in its discretion may impose a vesting schedule or vesting provision with respect to any Options granted hereunder which shall be specified in the stock option agreement evidencing such Option.

         (d) Duration of Options. Each stock option agreement shall state the period of time, determined by the Administrative Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date such Option is granted. Notwithstanding any other provision of the Plan, any Option Holder who is subject to Section 16 of the 1934 Act may not exercise any portion of an Option during the first six months following the grant of such Option, except that this limitation shall not apply (i) if such Option was granted by a 16b-3 Committee as defined in Section 2.1(b) above or (ii) in the event of the Option Holder's death or Disability during such six-month period.

         (e) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Administrative Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder.

              (i) If the employment of the Option Holder is terminated (or, in the case of a consultant or advisor, if the services of the Option Holder are terminated) within the Option Period for cause, as determined by the Company, the Option thereafter shall be void for all purposes. As used in this section, "cause" shall mean an act of fraud or dishonesty, moral turpitude or a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this section shall be limited to determining the consequences of a termination, and nothing in this section shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee, consultant or advisor.

              (ii) If the Option Holder dies, or if the Option Holder becomes Disabled during the Option Period while still employed (or, in the case of a consultant or advisor, while the Option Holder is performing services), or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or Disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or Disability.

              (iii) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation and which, in the case of a consultant or advisor, means that the Option Holder is no longer performing services for the Company or an Affiliated Corporation) within the Option Period for any reason other than cause, Disability, or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment or termination of services.

         (f) Transferability. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.

         (g) Exercise, Payments, Etc.

              (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Administrative Committee. An Option for the purchase of Shares granted hereunder may be exercised either in whole at any time, or from time to time in part in lots of no less than 100 Shares or, in the event any balance as to which the Option remains unexercised shall be less than 100 Shares, in a lot equal to such balance. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

              (ii) The method or methods of payment of the Option Price for the Shares to be purchased upon exercise of an Option shall be determined by the Administrative Committee and may consist of any of the following methods or any combination of the following methods:

                   (A) in cash;

                   (B) by cashier's check payable to the order of the Company;

                   (C) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised;

                   (D) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

                   (E) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Administrative Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the Certificates for the Stock used as payment of the Option Price.

         (h) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Administrative Committee.

5.3 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in
Section 4.

                                    Section 6
                                Change in Control

6.1 Change in Control. In the event of a change in control of the Company, as defined in Section 6.2, notwithstanding any contrary vesting schedules unless the applicable stock option agreement provides otherwise, each outstanding Option shall become exercisable in full in respect of the aggregate number of Shares covered thereby, upon the occurrence of the events described in clause
(a) and (b) of Section 6.2 or immediately prior to the consummation of the events described in clause (c) of Section 6.2, and the Administrative Committee, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 10, may take any or all of the following actions: (a) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (b) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options, and (c) make any other adjustments or amendments to the outstanding Options. Notwithstanding the foregoing, unless otherwise provided in the applicable stock option agreement, the Administrative Committee may, in its discretion, determine that any or all outstanding Options granted pursuant to the Plan will not vest or become exercisable or, an accelerated basis in connection with an event described in clause (c) of Section 6.2 and/or will not terminate if not exercised prior to consummation of such event, if the Board of the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of, such action as in the opinion of the Administrative Committee is equitable and appropriate to substitute a new Option for such Option or to assume such Option and in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Stock may be changed, converted or exchanged in connection with such event.

6.2 Definition. A "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (c) a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any subsidiary), whether or not such offer is approved or opposed by the Board is made to acquire securities of the Company entitling the holders thereof to 50% or more of the voting power in the election of directors of the Company.

6.3 Golden Parachute Payments. If the provisions of this Section would result in the receipt by any Option Holder of a payment within the meaning of Code Section 280G and the regulations thereunder and if the receipt of such payment would result in the imposition of any excise tax under Code Sections 280G and 4999, then the amount of such payment will be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax; provided, however, that the Administrative Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Option Holder. In such event, the Company will have no obligation or liability with respect to the Option Holder for the amount of any excise tax imposed on the Option Holder under Code Sections 280G and 4999.

                                    Section 7
                     Rights of Employees and Option Holders

7.1 Employment. Nothing contained in the Plan or in any Option shall confer upon any Eligible Person any right with respect to the continuation of his or her employment by the Company (or, in the case of an advisor or consultant, to the continuation of the performance of services for the Company), or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or services or to increase or decrease the compensation of such Eligible Person from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment or a termination of services shall be determined by the Administrative Committee at the time.

7.2 Nontransferability. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Administrative Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Administrative Committee with evidence satisfactory to the Administrative Committee of such status.

                                    Section 8
                              General Restrictions

8.1 Investment Representations. The Company may require any Option Holder, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

8.2 Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Administrative Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

8.3 Stock Restriction Agreement. The Administrative Committee may provide that Shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive an Option Holder's term of employment or term of service with the Company.

8.4 Restriction on Disposition. To preserve tax treatment under Section 422 of the Code upon the disposition of any Optioned Shares acquired pursuant to any Incentive Stock Option granted under this Plan, an Option Holder may not dispose of any such Optioned Shares within two years from the date of the grant of such Option nor within one year of the exercise of such Option.

                                    Section 9
                             Other Employee Benefits

         The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                   Section 10
                  Plan Amendment, Modification and Termination

         The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

         No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan without the consent of the Option Holder holding such Options.

                                   Section 11
                                   Withholding

11.1 Withholding Requirement. The Company's obligation to deliver Shares upon the exercise of an Option shall be subject to the satisfaction of all applicable federal, state and local income and other tax withholding requirements.

11.2 Withholding with Stock. At the time an Option is exercised by the Option Holder, the Administrative Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Administrative Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

                                   Section 12
                           Nonexclusivity of the Plan


         Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.


                                   Section 13
                               Requirements of Law

13.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

13.2 Federal Securities Law Requirements. With respect to Eligible Persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrative Committee fails to so comply, it shall be deemed null and void with respect to such Eligible Persons, to the extent permitted by law and deemed advisable by the Administrative Committee.

13.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   Section 14.
                              Duration of the Plan


         The Plan shall terminate at such time as may be determined by the Board, and no Option shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.


         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of June 15, 2000.

ATTEST/WITNESS:                          RMI.NET, INC.

By:                                      By:
   ---------------------------------        ----------------------------------

Name:                                    Name:
     -------------------------------          --------------------------------
      Secretary                                President

[SEAL]

                                                                      APPENDIX B

                                  RMI.NET, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN

                             Effective June 15, 2000

1. PURPOSE. The RMI.NET, INC. EMPLOYEES' STOCK PURCHASE PLAN (the "Plan") is intended to provide an incentive for employees of RMI.NET, Inc. (the "Company") and certain of its subsidiaries to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company's common stock. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS. Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

         (a) "Board" means the Board of Directors of the Company or a duly authorized committee thereof.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the committee appointed by the Board to administer the Plan, or if the Board does not appoint a committee, the full Board shall act as the Committee.

         (d) "Company" means RMI.NET, Inc., a Delaware corporation.

         (e) "Date of Exercise" means the last day of each Option Period.

         (f) "Date of Grant" means July 1, 2000, and, thereafter, the first day of each successive January and July.

         (g) "Eligible Compensation" means regular straight-time earnings or base salary, determined before giving effect to any salary reduction agreement pursuant to (i) a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) or (ii) a cafeteria plan (within the meaning of
Section 125 of the Code). Eligible Compensation shall not include overtime, bonuses, commissions, severance pay, incentive pay, shift premium differentials, pay in lieu of vacation, reimbursements, or any other special or incentive payments excluded by the Committee in its discretion (applied in a uniform basis). If an Employee's sole compensation from the Company is commissions, then the Employee's commissions will be the Employee's Eligible Compensation for purposes of the Plan.

         (h) "Eligible Employee" means, with respect to each Date of Grant, each Employee of the Company or a Participating Company. Notwithstanding the foregoing and to the extent permitted by Section 423 of the Code and any rules or regulations promulgated thereunder, an Employee whose customary employment with the Company or a Participating Company is for twenty (20) hours or less per week or for not more than five (5) months in any calendar year shall not be eligible to participate in the Plan.

         (i) "Employee" means an individual who performs services for the Company or a Participating Company whose remuneration for services rendered to the Company or a Participating Company is subject to the withholding of federal income tax under Section 3401 of the Code. In addition, the term "Employee" as used herein shall (i) have the meaning applicable under Treasury Regulation
Section 1.421- 7(h), (ii) shall not include a member of the Board of Directors of the Company or of a Participating Company who is not also an employee of the Company or of a Participating Company, (iii) shall not include leased employees within the meaning of Section 414(n) of the Code; and (iv) shall not include any individual (A) who provides services to the Company, any Participating Company or any division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code, unless the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. To the extent permitted by Section 423 of the Code and any rules or regulations promulgated thereunder, an individual who is reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding shall become eligible to participate, if otherwise eligible under this Section 2 hereof, after two years of employment (including any period of service recharacterized as common law employment).

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (k) "Option Period" means the six month period beginning on each Date of Grant.

         (l) "Option Price" shall have the meaning assigned to such term in paragraph 8(b).

         (m) "Participant" shall mean an Eligible Employee who has elected to participate in the Plan.

         (n) "Participating Company" means any present or future parent or subsidiary corporation of the Company that participates in the Plan pursuant to paragraph 4.

         (o) "Plan" means this RMI.NET, Inc. Employees' Stock Purchase Plan, as amended from time to time.

         (p) "Restriction Period" means the period of time during which shares of Stock acquired by a participant in the Plan may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by such participant as provided in paragraph 8(d).

         (q) "Stock" means the shares of the Company's no par value common stock.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Committee deems appropriate.

4. PARTICIPATING COMPANIES. The Committee may designate any present or future parent or subsidiary corporation of the Company that is eligible by law to participate in the Plan as a Participating Company by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to the Participating Company only to the extent permitted under Section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan. Moreover, the Committee may, in its discretion, terminate a Participating Company's Plan participation at any time.

5. ELIGIBILITY. Subject to the provisions hereof, all Eligible Employees as of a Date of Grant shall be eligible to participate in the Plan with respect to options granted under the Plan as of such date.

6. STOCK SUBJECT TO THE PLAN. Subject to the provisions of paragraph 13, the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 1,000,000 shares of the authorized Stock, which shares may be unissued shares or reacquired shares, including shares bought in the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

7. GRANT OF OPTIONS.

         (a) In General. Commencing on July 1, 2000, and continuing while the Plan remains in force, the Company shall, on each Date of Grant, grant an option under the Plan to purchase shares of Stock to each Eligible Employee as of such Date of Grant who elects to participate in the Plan; provided, however, that no option shall be granted to an Eligible Employee if such individual, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Code). Except as provided in paragraph 13, the term of each option shall be for six months, which shall begin on a Date of Grant and end on the last day of such six-month period. Subject to subparagraph 7(d), the number of shares of Stock subject to an option for a Participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such Participant during the Option Period in accordance with subparagraph 7(b), divided by (ii) the Option Price of the Stock applicable to the Option Period, including fractions; provided, however, that the maximum number of shares of Stock that may be subject to any option for a Participant may not exceed 20,000 (subject to adjustment as provided in paragraph 13).

         (b) Election To Participate; Payroll Deduction Authorization. An Eligible Employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 7(f), each Eligible Employee who elects to participate in the Plan shall deliver to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization in a form prepared by the Company whereby he gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates a specified whole dollar amount or a whole percentage of his Eligible Compensation to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage may not be less than 1% nor exceed 15%.

         (c) Changes In Payroll Authorization. The payroll deduction authorization referred to in subparagraph 7(b) may not be changed during the Option Period. However, a Participant may withdraw from the Plan as provided in paragraph 9.

         (d) $25,000 Limitation. No Eligible Employee shall be granted an option under the Plan which permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the Participant as soon as administratively feasible after the next following Date of Exercise.

         (e) Leaves Of Absence. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a Participant' selected payroll deductions shall continue. A Participant may not contribute to the Plan during an unpaid leave of absence. If a Participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421-7(h)(2), then such Participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a Participant takes a leave of absence that is not described in the first or third sentence of this subparagraph 7(e), then he shall be considered to have terminated his employment and withdrawn from the Plan pursuant to the provisions of paragraph 9 hereof. Further, notwithstanding the preceding provisions of this subparagraph 7(e), if a Participant takes a leave of absence that is described in the first or third sentence of this subparagraph 7(e) and such leave of absence exceeds 90 days, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of paragraph 9 hereof and terminated his employment for purposes of the Plan on the 91st day of such leave of absence.

         (f) Continuing Election. Subject to the limitation set forth in subparagraph 7(d), a Participant (i) who has elected to participate in the Plan pursuant to subparagraph 7(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. Payroll deductions that are limited by subparagraph 7(d) shall recommence at the rate provided in such Participant's payroll deduction authorization at the beginning of the first Option Period that is scheduled to end in the following calendar year, unless the Participant changes the amount of his payroll deduction authorization pursuant to paragraph 7, withdraws from the Plan as provided in paragraph 9, or is terminated from participation in the Plan as provided in paragraph 10.

8. EXERCISE OF OPTIONS.

         (a) General Statement. Subject to the limitation set forth in subparagraph 7(d), each Participant in the Plan automatically and without any act on his part shall be deemed to have exercised his option on each Date of Exercise to the extent of his unused payroll deductions under the Plan and to the extent the issuance of Stock to such Participant upon such exercise is lawful.

         (b) "Option Price" Defined. The term "Option Price" shall mean the per share price of Stock to be paid by each Participant on each exercise of his option, which price shall be equal to 85% of the fair market value of the Stock on the Date of Exercise or on the Date of Grant, whichever amount is less. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the last sale price on the applicable date for shares of Stock made and reported through the Nasdaq National Market System of the National Association of Securities Dealers, Inc., or such national stock exchange on which the Stock may then be listed and which constitutes the principal market for the Stock, or, if no sales of the Stock shall have been reported with respect to that date, on the next preceding date with respect to which sales are reported.

         (c) Delivery Of Share Certificates. As soon as reasonable, in good faith, after the Date of Exercise, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock representing options exercised on such Date of Exercise in the aggregate (for both whole and fractional shares) of all of the Participants hereunder. Any remaining amount representing a fractional share shall not be certificated (or otherwise so credited) and such remaining amount shall be paid in cash to the custodian. Such custodian shall keep accurate records of the beneficial interests of each Participant in such shares by means of participant accounts under the Plan, and shall provide each participating employee with periodic statements with respect thereto as may be directed by the Committee. If the Company is required to obtain from any U.S. commission or agency authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any commission or agency (whether U.S. or foreign) authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant in the Plan except to return to him the amount of his payroll deductions under the Plan which would have otherwise been used upon exercise of the relevant option.

         (d) Restrictions On Transfer. The Committee may from time to time specify with respect to a particular grant of options the Restriction Period that shall apply to the shares of Stock acquired pursuant to such options. Unless otherwise specified by the Committee, the Restriction Period applicable to shares of Stock acquired under the Plan shall be a period of six months after the Date of Exercise of the options pursuant to which such shares were acquired. Except as hereinafter provided, during the Restriction Period applicable to shares of Stock acquired under the Plan, such shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by the Participant who has purchased such shares; provided, however, that such restriction shall not apply to the transfer, exchange or conversion of such shares of Stock pursuant to a merger, consolidation or other plan of reorganization of the Company, but the stock, securities or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same transfer restrictions applicable to the original shares of Stock, and shall be held by the custodian, pursuant to the provisions hereof. Upon the expiration of such Restriction Period, the transfer restrictions set forth in this subparagraph 8(d) shall cease to apply and the optionee may, pursuant to procedures established by the Committee and the custodian, direct the sale or distribution of some or all of the whole shares of Stock in his Company stock account that are not then subject to transfer restrictions and, in the event of a sale, request payment of the net proceeds from such sale. At the time of distribution of such shares, any fractional share in such Company stock account shall be converted to cash based on the fair market value of the Stock on the date of distribution and such cash shall be paid to the Participant. The Committee may cause the Stock issued in connection with the exercise of options under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in this subparagraph 8(d) and to assure compliance with applicable laws.

9. WITHDRAWAL FROM THE PLAN.

         (a) General Statement. Any Participant may withdraw in whole from the Plan at any time prior to the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A Participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the Participant the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

         (b) Eligibility Following Withdrawal. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

10. TERMINATION OF EMPLOYMENT.

         (a) General Statement. Except as provided in subparagraph 10(b), if the employment of a participant terminates for any reason whatsoever, then his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment. The Company shall promptly refund to him the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon his interest in unexercised options under the Plan shall terminate.

         (b) Termination By Retirement, Death Or Disability. If the employment of a Participant terminates after such Participant has attained age 65 or due to such Participant's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then such Participant, or such Participant's personal representative, as applicable, shall have the right to elect either to:

              (1) withdraw all of such Participant's accumulated unused payroll deductions under the Plan; or

              (2) exercise such Participant's option for the purchase of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of shares of Stock, including fractions, which the accumulated payroll deductions at the date of such Participant's termination of employment will purchase at the applicable Option Price (subject to subparagraph 7(d)).

The Participant or, if applicable, such personal representative, must make such election by giving written notice to the Committee at such time and in such manner as the Committee prescribes. In the event that no such written notice of election is timely received by the Committee, the Participant or personal representative will automatically be deemed to have elected as set forth in clause (2) above.

11. RESTRICTION UPON ASSIGNMENT OF OPTION. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

12. NO RIGHTS OF SHAREHOLDER UNTIL EXERCISE OF OPTION. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a shareholder, and he shall not have any of the rights or privileges of a shareholder, until such option has been exercised. With respect to an individual's Stock held by the custodian pursuant to subparagraph 8(d), the custodian shall, as soon as practicable, pay the individual any cash dividends attributable thereto or credit such dividends to such individual's account (as directed by the Committee in its discretion applied in a uniform manner) and shall, in accordance with procedures adopted by the custodian, facilitate the individual's voting rights attributable thereto.

13. CHANGES IN STOCK; ADJUSTMENTS. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action will be taken by the Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan. If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date any unexercised options shall expire and the Company promptly shall refund to each Participant the amount of such Participant's payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options.

14. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant.

15. TERM OF THE PLAN. The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within 12 months. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such shareholder approval, and, if the shareholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan shall automatically terminate, no options may be exercised hereunder, and the Company promptly shall refund to each Participant the amount of such Participant's payroll deductions under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 16, the Plan shall terminate upon and no further payroll deductions shall be made and no further options shall be granted after June 30, 2010.

16. AMENDMENT OR TERMINATION OF THE PLAN. The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any option theretofore granted may be made that would impair the rights of the optionee without the consent of such optionee.

17. SECURITIES LAWS. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal or foreign laws, rules or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

18. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

19. MISCELLANEOUS PROVISIONS.

         (a) Parent And Subsidiary Corporations. For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) and (f) of the Code.

         (b) Number And Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

         (c) Headings. The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

         (d) Not A Contract Of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount, in the future. The rights and obligations under any participant's terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Participating Company the right to require any person to remain in the employ of the Company or such Participating Company or to restrict any person's right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant's employment for any reason whatsoever.

         (e) Compliance With Applicable Laws. The Company's obligation to offer, issue, sell or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Stock as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

         (f) Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         (g) Governing Law. All provisions of the Plan shall be construed in accordance with the laws of Delaware except to the extent preempted by federal law.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of June 15, 2000.

ATTEST/WITNESS:                          RMI.NET, INC.

By:                                      By:
   ---------------------------------        ----------------------------------

Name:                                    Name:
     -------------------------------          --------------------------------
      Secretary                                Chairman and CEO

[SEAL]

                                  RMI.NET, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  June 15, 2000

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of RMI.NET, Inc. (the "Company") hereby appoints Douglas H. Hanson and Christopher J. Melcher, or any of them, with full power of substitution, as proxy holders to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 15, 2000 at 10:00 a.m. (local time) at the Hotel Monaco, 1717 Champa Street, Denver, Colorado 80202, upon the following matters and any other matters and any other matter as may properly come before the Annual Meeting or any adjournments thereof.

1. Election of the five nominees to serve on the Board of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate), namely: Douglas H. Hanson, D.D. Hock, Robert W. Grabowski, Lewis H. Silverberg, and Michael T. Victor.


     [ ] FOR all nominees listed above (except as marked to the contrary below).

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above and write the name of the nominee or nominees as to which you wish to withhold authority in the space below.


2. Proposal to approve the amendment to Article 1 of the Company's Amended and Restated Certificate of Incorporation, as amended, to change the name of the Company from RMI.NET, Inc. to Internet Communications Company, Inc., subject to completion of the proposed merger between the Company and Internet Communications Corp.


                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


3.   Proposal to adopt the RMI.NET, Inc. 2000 Employees' Stock Option Plan.


                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


4.   Proposal to adopt the RMI.NET, Inc. Employees' Stock Purchase Plan.


                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

             (Continued and to be dated and signed on reverse side.)

                           (continued from other side)

         This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4, and 5, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS AS TO OTHER MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4, AND 5.

         The undersigned hereby acknowledges prior receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 15, 2000 and the 2000 Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

         If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

                Date:                              , 2000
                     ------------------------------

                ------------------------------------------------------
                 Signature of Stockholder or Authorized Representative

                ------------------------------------------------------
                 Signature of Stockholder or Authorized Representative (if held jointly)

                Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign.

[ ] I PLAN TO ATTEND THE JUNE 15, 2000 ANNUAL STOCKHOLDERS MEETING

PLEASE COMPLETE, DATE AND SIGN THIS PROXY, AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.